1 Sprague Resources LP Global LP – Natural Gas Marketing and Electricity Brokerage Transaction January 3, 2017

2 Safe Harbor Forward-Looking Statements: Some of the statements in this presentation may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “will,” “project,” “budget,” “potential,” or “continue,” and similar references to future periods. However, the absence of these words does not mean that a statement is not forward looking. Descriptions of our objectives, goals, plans, projections, estimates, anticipated capital expenditures, cost savings, strategy for customer retention and strategy for risk management and other statements of future events or conditions are also forward looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Our actual future results and financial condition may differ materially from those indicated in the forward-looking statements. These forward-looking statements involve risks and uncertainties and other factors that are difficult to predict and many of which are beyond management’s control. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, but are not limited to, increased competition for our products or services; changes in supply or demand for our products; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor issues; the legislative or regulatory environment; terminal construction repair/delays; nonperformance by major customers or suppliers; litigation, and political, economic and capital market conditions, including the impact of potential terrorist acts and international hostilities. For a more detailed description of these and other risks and uncertainties, please see the “Risk Factors” section in our most recent Annual Report on Form 10-K and/or most recent Form 10-Q, Form 8-K and other items filed with the U.S. Securities and Exchange Commission and also available in the “Investor Relations” section of our website www.spragueenergy.com. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

3 Non-GAAP Financial Measures Non-GAAP Financial Measures: To supplement the financial information presented in accordance with United States generally accepted accounting principles (“GAAP”), Sprague’s management uses certain non-GAAP financial measurements to evaluate its results of operations which include EBITDA, adjusted EBITDA, adjusted gross margin and distributable cash flow. Sprague believes that investors benefit from having access to the same financial measures that are used by its management and that these measures are useful to investors because they aid in comparing its operating performance with that of other companies with similar operations. As EBITDA, adjusted EBITDA, adjusted gross margin and distributable cash flow are measures not prepared in accordance with GAAP they should not be considered as alternatives to net income (loss), or operating income or any other measure of financial performance presented in accordance with GAAP. Additionally, Sprague's calculations of non-GAAP measures may not be comparable to similarly titled measures of other businesses because they may be defined differently by other companies. You can find disclosures on our use of these non-GAAP measures, as well as reconciliations between GAAP and these non-GAAP measures, in Sprague's "Non-GAAP Measures Quarterly Supplement" located in the Investor Relations section of Sprague’s website, www.spragueenergy.com. EBITDA Sprague defines EBITDA as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is used as a supplemental financial measure by external users of Sprague’s financial statements, such as investors, trade suppliers, research analysts and commercial banks to assess: • The financial performance of Sprague’s assets, operations and return on capital without regard to financing methods, capital structure or historical cost basis; • The ability of our assets to generate sufficient revenue, that when rendered to cash, will be available to pay interest on our indebtedness and make distributions to our equity holders; • Repeatable operating performance that is not distorted by non-recurring items or market volatility; and • The viability of acquisitions and capital expenditure projects.

4 Global LP Natural Gas / Electricity Transaction Terms • On 1/3/2017, Sprague Resources LP (NYSE: SRLP) announced that its operating subsidiaries, Sprague Operating Resources LLC and Sprague Energy Solutions, Inc., entered an agreement to purchase certain natural gas marketing and electricity brokering business assets of Global Partners LP (NYSE: GLP) • $17.3 million total cash purchase price, to be funded with cash on hand and credit facility borrowings • Accretive to unitholders • Closing expected in the first quarter of 2017 Assets overview • Global’s natural gas and electricity businesses consist of supply agreements to approximately 4,000 commercial, industrial, municipal and institutional customer locations across six states (NY, NJ, MA, RI, NH, ME) within Sprague’s current footprint • Acquired portfolio of customer supply contracts represents approximately 8 Bcf of annual natural gas demand • Electricity brokerage contracts represent nearly 1 billion kWh of annual demand • Deepens Sprague’s penetration of core market footprint and customer base • Leverages Sprague’s gas supply and scheduling expertise, offering more opportunities for improved economics through optimization • Expected annual adjusted EBITDA run rate of $3 million • Purchase financed through existing acquisition facility liquidity

5 Sprague’s Strengthened Natural Gas Footprint Key transaction considerations • Purchase continues to build scale for Sprague’s natural gas and electricity business in existing New England footprint • Transaction leverages Sprague’s existing marketing, supply and back office investments • Opportunity to sell liquid fuels to customers with dual-fuel capabilities Acquired portfolio statistics • 4,000 natural gas and electricity customer locations • 8 Bcf of annual gas demand • 1 billion kWh of annual electricity brokerage • New York, New Jersey, Massachusetts, Rhode Island, New Hampshire, Maine